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                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE


           ACCESS INTEGRATED TECHNOLOGIES, INC. TO TRADE ON NASDAQ

MORRISTOWN, N.J., April 11, 2006 -- Access Integrated Technologies, Inc. ("AccessIT") (AMEX: AIX) announced today that it received approval for listing of its Class A Common Stock, $0.001 par value (the "Common Stock") on The Nasdaq National Market ("NASDAQ"). AccessIT anticipates that its Common Stock will begin trading on NASDAQ on or about April 18, 2006 under the new ticker symbol "AIXD." On April 11, 2006 AccessIT notified the American Stock Exchange ("AMEX") of its intention to withdraw the listing of its Common Stock on AMEX under the ticker symbol "AIX" effective as of the close of trading on April 17, 2006. AccessIT's Common Stock will continue to trade on the AMEX under the symbol "AIX" until such time.

Bud Mayo, chairman and chief executive officer of AccessIT, stated, "We believe that the reputation of NASDAQ and characteristics of other companies whose securities are listed on NASDAQ better match AccessIT and its business, especially in light of the industry in which AccessIT's business predominantly serves. The Nasdaq National Market will provide more recognition to our company and give us better visibility to our investors. We have been pleased with our relationship with the American Stock Exchange and we are grateful to the AMEX staff for their professionalism since our initial listing in 2003."

ACCESS INTEGRATED TECHNOLOGIES, INC. (ACCESSIT) is the industry leader in offering a fully managed storage and electronic delivery service for owners and distributors of digital content to movie theaters and other venues. Its studio-backed 4,000 screen ongoing deployment of digital systems is the first and the largest of its kind in the world. Supported by a robust platform of fail-safe Internet data centers, ACCESSIT is able to leverage the market-leading role of its Theatrical Distribution System (TDS) with its innovative digital delivery capabilities and in-theatre software systems to provide the highest level of technology available to enable the emerging Digital Cinema industry to transition from film without changing workflows. For more information on ACCESSIT, visit WWW.ACCESSITX.COM.

SAFE HARBOR STATEMENT
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of AccessIT officials during presentations about AccessIT, along with AccessIT's filings with the Securities and Exchange Commission, including AccessIT's registration statements, quarterly reports on Form 10-QSB and annual report on Form 10-KSB, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "could", "might",
"believes", "seeks", "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by AccessIT's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about AccessIT, its technology, economic and market factors and the industries in which AccessIT does business, among other things. These statements are not guarantees of future performance and AccessIT undertakes no specific obligation or intention to update these statements after the date of this release.

                                    # # #
Contact:
Suzanne Tregenza Moore                  Michael Glickman
ACCESSIT                                The Dilenschneider Group
55 Madison Avenue                       212.922.0900
Suite 300
Morristown, NJ  07960
973.290.0080
www.accessitx.com